UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2025

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Interstate North Circle SE
Atlanta, Georgia 30339
(770) 763-1000
(Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
5.25% Subordinated Notes due 2061	AIZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2025, Assurant, Inc. (the “Company”) announced the appointment of Michael P. Campbell to serve as Executive Vice President, Chief Operating Officer, effective September 15, 2025 (the “Effective Date”). Mr. Campbell, 58, most recently served as Executive Vice President and President, Global Housing, since 2019. Prior to that, Mr. Campbell served as President of the lender-placed and flood insurance businesses beginning in 2016, and Chief Operating Officer for the Company’s specialty property lines of business beginning in 2014. Mr. Campbell joined Assurant in 2006 through an acquisition and has held several executive roles.

In connection with Mr. Campbell’s appointment, he will receive the following compensation: (i) annual base salary of $620,000 on a pro-rated basis from the Effective Date; (ii) 2025 target annual performance bonus opportunity of 100% of his applicable annual base salary on a pro-rated basis from the Effective Date; and (iii) target 2026 long-term incentive opportunity of 300% of his adjusted annual base salary. Mr. Campbell will also receive a one-time top-off equity award on October 1, 2025 with a grant date value of approximately $750,000, with 25% of such amount in the form of restricted stock units and 75% of such amount in the form of performance stock units under the Assurant, Inc. 2017 Long Term Equity Incentive Plan, as amended and restated.

Other than as set forth above, Mr. Campbell will continue to participate in the Company’s compensation and benefits programs in the manner described in the Company’s 2025 Proxy Statement filed on April 8, 2025.

A copy of the Company’s news release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	News Release, dated August 12, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: August 12, 2025	By:	/s/ Mariana Wisk
Name: Mariana Wisk
Title: Senior Vice President, Corporate Secretary